SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 3, 2004

                                   __________


                             SILICONIX INCORPORATED
             (Exact name of registrant as specified in its charter)





            Delaware                       0-3698                94-1527868
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)





        2201 Laurelwood Road
       Santa Clara, California                                    95054
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (408) 988-8000





         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99 Press Release issued by Siliconix incorporated, dated August 3, 2004, announcing second quarter 2004 results.

Item 12. Results of Operations and Financial Condition.

      On August 3, 2004, Siliconix incorporated issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, Siliconix incorporated has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2004

                                    SILICONIX INCORPORATED



                                    By: /s/ King Owyang
                                       ------------------------------------
                                       King Owyang
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99 Press release issued by the Company dated August 3, 2004, announcing second quarter 2004 results.